Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Roberto Jesus Valdes, Principal Executive Officer and Director of International Land Alliance, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2023 (the “Report”) fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

Date: November 22, 2023

/s/ Roberto Jesus Valdes
Roberto Jesus Valdes
Principal Executive Officer and Director